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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Experts," "Summary Selected Financial Data" and "Selected AmeriServe Historical Financial Data" and to the use of our reports dated August 6, 1997, in Amendment No. 2 to the Registration Statement (Form S-4 No. 333-33225) and related Prospectus of AmeriServe Food Distribution, Inc. for the registration of $500,000,000 of 10 1/8% Senior Subordinated Notes.


Milwaukee, Wisconsin                                           ERNST & YOUNG LLP

November 5, 1997